UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2026

SYRA HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41822	85-4027995
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

1119 Keystone Way N. #201

Carmel, IN 46032

(Address of principal executive offices, including zip code)

(463) 345-8950

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	SYRA	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 23, 2026, Syra Health Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 13,664,105 shares of common stock (including 350,000 shares of Class B common stock with each share of Class B common stock having 16.5 votes per share), constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on June 1, 2026 are as follows:

Proposal 1. All of the five (5) nominees for director were elected to serve until the 2027 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the five (5) directors was as follows:

Directors	For	Against	Abstain	Broker Non Vote
Priya Prasad	9,583,429	-	1,656,430	2,424,246
Dr. Vijayapal R. Reddy	9,583,379	-	1,656,480	2,424,246
Dr. Ketan Paranjape	9,583,411	-	1,656,448	2,424,246
Dr. Avutu S. Reddy	9,583,354	-	1,656,505	2,424,246
Radhika Mereddy	9,416,873	-	1,822,986	2,424,246

Proposal 2. The appointment of M&K CPAs, PLLC, as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2026 was ratified and approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
12,133,305	48,079	1,482,721	-

Proposal 3. The amendment to the Company’s 2022 Omnibus Equity Incentive Plan increasing the number of Class A shares available for issuance to 4,100,000 was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
8,548,265	2,691,142	452	2,424,246

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYRA HEALTH CORP.

Date: July 23, 2026	By:	/s/ Priya Prasad
Priya Prasad
Chief Financial Officer

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